EXHIBIT 3i

          ARTICLES OF INCORPORATION OF REGISTRATION
           -- INCORPORATED HEREIN BY REFERENCE AND
      FILED AS EXHIBIT C TO THE PROXY STATEMENT/PROSPECTUS
             INCLUDED IN THIS REGISTRATION STATEMENT